THE SECURITY REPRESENTED BY THIS CERTIFICATE HAS BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISPOSITION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY
THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

                             STOCK OPTION AGREEMENT

         THIS STOCK OPTION AGREEMENT ("Agreement") is made effective as of April 9, 2001, ("Effective Date" or "Date of Grant") by and between Accesspoint
Corporation, a Nevada corporation ("Company"), and the optionee named below ("Optionee"). The Company and/or the Optionee are sometimes herein referred to individually as a "party" and collectively as the "parties."

Optionee:                           Dennis L. Parker, as trustee of the Lucille
                                    A. Julian Family Living Trust U/D/T

Social Security Number:

Address:                            9722 Melinda, Huntington Beach, CA  92646

Total Option Shares:                9,375 shares

Exercise Price Per Share:           $2.50

Date of Grant:                      April 9, 2001

Expiration Date for Exercise of Options:  April 8, 2004


         IN CONSIDERATION of the mutual promises contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. GRANT OF OPTION. The Company hereby grants to Optionee an option ("Option" or "Options") to purchase 9,375 shares of Common Stock of the Company ("Shares") at the exercise price of $2.50 per Share ("Exercise Price"), subject to all of the terms and conditions of this Agreement and any applicable plan. The Options granted herein constitute non-qualified stock options as defined pursuant to Section 422A of the Internal Revenue Code of 1986, as amended ("Code").

2. EXERCISE PRICE. The Exercise Price is deemed to be not less than the fair market value per share of Common Stock of the Company on the date of grant, as determined by the Board of Directors ("Board") of the Company.

3. EXERCISE OF OPTION. This Option shall be exercisable during its term as follows:

         (i) These Options may not be exercised for a fraction of a Share. These Options shall be exercisable by written notice which shall state the election to exercise the Options, the number of Shares in respect of which the Options are being exercised, and such other representations and agreements as to the holder's investment intent with respect to such shares of Common Stock as may be required by the Company pursuant to the provisions of any applicable plan. Such written notice shall be signed by Optionee and shall be delivered in person or by certified mail to the President, Secretary or Chief Financial Officer of the Company. The written notice shall be accompanied by payment of the exercise price.

         (ii) No Shares will be issued pursuant to the exercise of an Option unless such issuance and such exercise shall comply with all applicable laws, rules and regulations (including, without limitation, securities laws, rules and regulations) and the requirements of any stock exchange or quotation service upon which the Shares may then be listed or quoted. Assuming such compliance, for income tax purposes the Shares may be considered transferred to the Optionee upon exercise of the Options in accordance with the terms of this Agreement on date on which the funds representing the Exercise Price are confirmed good to the account of the Company.

         (iii) The Company may require the Optionee to make an extra cash payment to cover any tax, withholding requirement or similar obligation or liability as a condition to exercise of this Option. The Company reserves the right to seek from Optionee, at any time (including, without limitation, after exercise of the Options), of any tax, withholding or other amount required to be paid by the Company for the benefit of Optionee on account of the exercise.

         (iv) The number of Options and the number or class of the Shares and/or the Exercise Price specified above are subject to appropriate adjustment in the event of changes in the capital stock of the Company by reason of stock dividends, split-ups or combinations of shares, reclassifications, mergers, consolidations, reorganizations or liquidations. Subject to any required action of the stockholders of the Company, if the Company shall be the surviving corporation in any merger or consolidation, these Options (to the extent that it is still outstanding) shall pertain to and apply to the securities to which a holder of the same number of shares of Common Stock that are then subject to these Options would have been entitled. A dissolution or liquidation of the Company, or a merger or consolidation in which the Company is not the surviving corporation, will cause these Options to terminate, unless the agreement or merger or consolidation shall otherwise provide, provided that the Optionee shall, if the Board expressly authorizes, in such event have the right immediately prior to such dissolution or liquidation, or merger or consolidation, to exercise these Options in whole or part. To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Board, whose determination in that respect shall be final, binding and conclusive.

4. METHOD OF PAYMENT. Payment of the Exercise Price shall be made by cash or other cash equivilant in the form of good and immediately available funds, as may be approved by the Company in the sole discretion of the Board at the time of exercise.

5. NET ISSUE EXERCISE. Notwithstanding any provisions herein to the contrary, if the fair market value of one share of the Company's Common Stock is greater than the Per Share Exercise Price (at the date of calculation as set forth below), in lieu of exercising this Option for cash, the Optionee may elect to receive shares equal to the value (as determined below) of this Option (or the portion thereof being canceled) by surrender of this Option at the principal office of the Company together with the properly endorsed Notice of Exercise and Subscription Form and notice of such election, in which event the Company will issue to the Optionee a number of shares of Common Stock computed using the following formula:

                  X = Y (A-B)
                      -------
                         A

         Where X = the number of shares of Common Stock to be issued to the Optionee

                  Y = the number of shares of Common Stock purchasable under this Option or, if only a portion of this Option is being exercised, the portion of this Option being canceled (at the date of such calculation)

                  A = the fair market value of one share of the Company's Common Stock (at the date of such calculation)

                  B = Per Share Exercise Price (as adjusted to the date of such calculation)

                  For purposes of the above calculation, fair market value of one share of the Company's Stock will be the average of the closing prices of the Company's shares of Common Stock as quoted on the OTC Bulletin Board (the "OTCBB") (or on such other United States stock exchange or public trading market on which the shares of the Company trade if, at the time of the election, they are not trading on the OTCBB), for the five (5) consecutive trading days immediately preceding the date of the date the completed, executed Notice of Exercise and Subscription Form is received.

6. OPTIONEE'S REPRESENTATIONS. By receipt of these Options, by the execution of this Agreement, and by the exercise in whole or in part of these Options, Optionee represents to the Company that Optionee understands that:

         (i) both these Options and any Shares purchased upon its exercise are securities, the issuance by the Company of which requires compliance with federal and state securities laws;

         (ii) these securities are made available to Optionee only on the condition that Optionee makes the representations contained in this Section 5 to the Company;

         (iii) Optionee has made a reasonable investigation of the affairs of the Company sufficient to be well informed as to the rights and the value of these securities;

         (iv)     Optionee   understands  that  the  securities  have  not  been
                  registered  under the  Securities

                  Act of 1933, as amended (the "Act") in reliance upon one or more specific exemptions contained in the Act, or which may depend upon (a) Optionee's bona fide investment intention in acquiring these securities; (b) Optionee's intention to hold these securities in compliance with federal and state securities laws; (c) Optionee having no present intention of selling or transferring any part thereof (recognizing that the Options are not transferable) in violation of applicable federal and state securities laws; and (d) there being certain restrictions on transfer of the Shares subject to the Options;

         (v) Optionee understands that the Shares subject to these Options, must, in addition to other restrictions on transfer, be held indefinitely unless subsequently registered under the Act, or unless an exemption from registration is available; that Rule 144, the usual exemption from registration, is only available after the satisfaction of certain holding periods and in the presence of a public market for the Shares; that there is no certainty that a public market for the Shares will exist, and that otherwise it will be necessary that the Shares be sold pursuant to another exemption from registration which may be difficult to satisfy; and

         (vi) Optionee understands that the certificate representing the Shares will bear a legend prohibiting their transfer in the absence of their registration or the opinion of counsel for the Company that registration is not required, and a legend prohibiting their transfer in compliance with applicable state securities laws unless otherwise exempted.

7. RESTRICTIONS ON EXERCISE. These Options may not be exercised if the issuance of such Shares upon such exercise or the method of payment of consideration for such Shares would constitute a violation of any applicable federal or state securities laws, rules or regulation, or other laws, rules or regulations. As a condition to the exercise of these Options, the Company may require Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation.

8. NON-TRANSFERABILITY OF OPTION. These Options may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee, only by Optionee. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of Optionee.

9. TERM OF OPTION. This Option may not be exercised more than five (5) years from the date of grant of this Option, and may be exercised during such term only in accordance with the Plan and terms of this Option; provided, however, that the term of this option, if it is a Nonstatutory Stock Option, may be extended for the period set forth in
         Section 9(i) or Section 9(ii) in the circumstances set forth in such Sections.

10. TAX CONSEQUENCES. The Optionee understands that any references to tax or taxation herein are based on federal income tax laws and regulations now in effect, and may not be applicable to the Optionee under certain circumstances. The Optionee may also have adverse tax consequences under state or local law. The Optionee has reviewed with the Optionee's own tax advisors the federal, state, local and foreign tax consequences of the transactions contemplated by this Agreement. The Optionee is relying solely on such advisors and not on any statements or representations of the Company or any of its agents. The Optionee understands that the Optionee (and not the Company) shall be and remain responsible for the Optionee's own tax liability that may arise as a result of the transactions contemplated by this Agreement.

10. DELAY. No delay or failure on the part of the Company or the Optionee in the exercise of any right, power or remedy shall operate as a waiver thereof, nor shall any single or partial exercise by any of them of any right, power or remedy preclude other or further exercise thereof, or the exercise of any other right, power or remedy.

11. OPTION CERTIFICATES AND LEGENDS. The Company, may, in its discretion, issue certificates representing the Options. Certificates, if any, representing the Options may have conspicuously written, printed, typed or stamped upon the face thereof, or upon the reverse thereof with a conspicuous reference on the face thereof, one or both of the following legends:

         THE OPTIONS REPRESENTED BY THIS CERTIFICATE HAVE BEEN ISSUED WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE TRANSFERRED IN THE ABSENCE OF REGISTRATION THEREUNDER OR AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT. SUCH OPTIONS MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, OR OTHERWISE DISPOSED OF IN ANY MANNER EXCEPT IN ACCORDANCE WITH AND SUBJECT TO THE TERMS OF THE STOCK OPTION AGREEMENT, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY. UNLESS THE COMPNAY CONSENTS, SUCH STOCK OPTION AGREEMENT PROHIBITS ANY PLEDGE, MORTGAGE OR OTHER ENCUMBRANCE OF SUCH OPTIONS TO SECURE ANY OBLIGATION OF THE HOLDER HEREOF. EVERY CREDITOR OF THE HOLDER HEREOF AND ANY PERSON ACQUIRING OR PURPORTING TO ACQUIRE THIS CERTIFICATE OR THE OPTIONS HEREBY EVIDENCED OR ANY INTEREST THEREIN IS HEREBY NOTIFIED OF THE EXISTENCE OF SUCH STOCK OPTION AGREEMENT, AND ANY ACQUISITION OR PURPORTED ACQUISITION OF THIS CERTIFICATE OR THE OPTIONS HEREBY EVIDENCED OR ANY INTEREST THEREIN SHALL BE SUBJECT TO ALL RIGHTS AND OBLIGATIONS OF THE PARTIES TO SUCH STOCK OPTION AGREEMENT AS THEREIN SET FORTH.

         IT IS UNLAWFUL TO CONSUMMATE A SALE OR TRANSFER OF THIS SECURITY, OR ANY INTEREST THEREIN, OR TO RECEIVE ANY CONSIDERATION THEREFOR, WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA, EXCEPT AS PERMITTED IN THE COMMISSIONER'S RULES.

12. STOCK CERTIFICATE LEGENDS. Each stock certificate for Shares issued to the Optionee may have conspicuously written, printed, typed or stamped upon the face thereof, or upon the reverse thereof with a conspicuous reference on the face thereof, one or both of the following legends:

         THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ISSUED WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE TRANSFERRED IN THE ABSENCE OF REGISTRATION THEREUNDER OR AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT.

         IT IS UNLAWFUL TO CONSUMMATE A SALE OR TRANSFER OF THIS SECURITY, OR ANY INTEREST THEREIN, OR TO RECEIVE ANY CONSIDERATION THEREFOR, WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA, EXCEPT AS PERMITTED IN THE COMMISSIONER'S RULES.

13. MARKET STANDOFF. Unless the Board otherwise consents, Optionee agrees hereby not to sell or otherwise transfer any Shares or other securities of the Company during the 180-day period following the effective date of any registration statement of the Company filed under the Act; provided, however, that such restriction shall apply only to the first two registration statements of the Company to become effective under the Act which includes securities to be sold on behalf of the Company to the public in an underwritten public offering under the Act. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such 180-day period.

14. PRIVILEGES OF STOCK OWNERSHIP. Participant shall not have any of the rights of a shareholder with respect to any Shares unless and until Optionee exercises these Options, pays the Exercise Price, actually receives Shares and becomes a shareholder of the Company.

15. RULE 144. Optionee acknowledges and understands that the Shares may be subject to transfer and sale restrictions imposed pursuant to SEC Rule 144 of the Rules promulgated under the Securities Act of 1933 ("Act") and the regulations promulgated thereunder. Optionee shall comply with Rule 144 and with all policies and procedures established by the Company with regard to Rule 144 matters. Optionee acknowledged that the Company or its attorneys or transfer agent may require a restrictive legend on the certificate or certificates representing the Shares pursuant to the restrictions on transfer of the Shares imposed by Rule 144.

16. NO DISTRIBUTION. Notwithstanding anything in this Agreement to the contrary, Optionee acknowledges that: (i) these Options, and the Shares upon exercise, are being acquired in a private transaction which is not part of a distribution of the Options or Shares; (ii) the Optionee intends to hold the Options and Shares for the account of the Optionee and does not intend to sell the Options or Shares as a part of a distribution or otherwise; and (iii) neither the Optionee nor the Company is an underwriter with regard to the Options or the Shares for purposes of Rule 144.

17. SECURITIES COMPLIANCE. Optionee understands that the Options and the Shares are being offered and sold in reliance on an exemption from the registration requirements of federal and state securities laws under Regulation D (and, to the extent applicable, Regulation S) promulgated under the Securities Act and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of Optionee set forth herein in order to determine the applicability of such exemptions and the suitability of Optionee to acquire the Options and the Shares. The representations, warranties and agreements contained herein are true and correct as of the date hereof and may be relied upon by the Company and Optionee will notify the Company immediately of any adverse change in any such representations and warranties which may occur prior to the issuance of Shares. The representations, warranties and agreements of Optionee contained herein shall survive the execution and delivery of this Agreement and the exercise of the Options and the issuance of the Shares.

18. COMPLETE AGREEMENT. This Agreement constitutes the entire agreement between the parties with respect to its subject matter, and supersedes all other prior or contemporaneous agreements and understandings both oral or written.

19. AMENDMENTS. This Agreement may be amended only by written consent of each of the parties hereto.

20. FURTHER ACTS. The parties hereto shall cooperate with each other and execute such additional documents or instruments and perform such further acts as may be reasonably necessary to affect the purpose and intent of the Agreement.

21. EFFECT OF HEADINGS. The subject headings of the paragraphs and subparagraphs of this Agreement are included for purposes of convenience only, and shall not affect the construction or interpretation of any of its provisions.

22. NOTICES. Any notice required to be given or delivered to the Company under the terms of this Agreement shall be in writing and addressed to the Corporate Secretary of the Company at its principal corporate offices. Any notice required to be given or delivered to Optionee shall be in writing and addressed to Optionee at the address indicated herein or to such other address as such party may designate in writing from time to time to the Company. All notices shall be deemed to have been given or delivered upon actual personal delivery; three (3) days after deposit in the United States mail by certified or registered mail (return receipt requested); one (1) business day after deposit with any return receipt express courier (prepaid); or one (1) business day after transmission by facsimile.

23. COUNTERPARTS. This Agreement may be executed simultaneously in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. The exhibits attached hereto and initialed by the parties are made a part hereof and incorporated herein by this reference.

24. PARTIES IN INTEREST. Nothing in this Agreement, whether express or implied, is intended to confer any rights or remedies under or by reason of this Agreement on any persons other than the parties to it and their respective successors and assigns, nor is anything in this Agreement intended to relieve or discharge the obligation or liability of any third party to this Agreement, nor shall any provision give any third person any right of subrogation or action over against any party to this Agreement.

25. RECOVERY OF LITIGATION COSTS. If any legal action or any arbitration or other proceeding is brought for the enforcement of this Agreement, or because of an alleged dispute, breach, default or misrepresentation in connection with any of the provisions of this Agreement, the successful or prevailing party or parties shall be entitled to recover as an element of their damages, reasonable attorneys' fees and other costs incurred in that action or proceeding, in addition to any other relief to which they may be entitled.

26. SEVERABILITY; CONSTRUCTION. In the event that any provision in this Option shall be invalid or unenforceable, such provision shall be severable from, and such invalidity or unenforceability shall not be construed to have any effect on, the remaining provisions of this Option. This Option shall be construed as to its fair meaning and not for or against either party.

27. SURVIVAL OF REPRESENTATIONS AND OBLIGATIONS. All representations, warranties and agreements of the parties contained in this Agreement, or in any instrument, certificate, opinion or other writing provided for in it, shall survive the exercise of the Options and the issuance of the Shares.

28. GENDER; NUMBER. Whenever the context of this Agreement requires, the masculine gender includes the feminine or neuter gender, and the singular number includes the plural.

29. GOVERNING LAW. This Agreement shall be construed in accordance with, and governed by, the laws of the State of California.

30. VENUE. This Agreement is to be performed at Orange County, California. Therefore, venue for any action brought regarding the interpretation or enforcement of this Agreement shall lie exclusively in Orange County, California.

         IN WITNESS WHEREOF, this Agreement is made effective on the date first set forth above at Orange County, California.

                                    COMPANY:


                                   Accesspoint Corporation, a Nevada Corporation


                                   By: /s/ Tom M. Djokovich
                                   ------------------------------------------
                                   Tom M. Djokovich,
                                   Chief Executive Officer

                                   OPTIONEE: Dennis L. Parker, as trustee
                                   of the Lucille A. Julian Family Living
                                   Trust U/D/T


                                   By: /s/ Dennis L. Parker
                                   ------------------------------------------
                                   Dennis L. Parker

                                   9722 Melinda, Huntington Beach, CA  92646
                                   -------------------------------------
                                   [Print Address]


                                   -------------------------------------
                                   [Print Tax Identification Number]

                                CONSENT OF SPOUSE



The undersigned spouse of the Optionee to the foregoing Stock Option Agreement acknowledges on his or her own behalf that: I have read the foregoing Stock Option Agreement and I know its contents. I hereby consent to and approve of the provisions of the Stock Option Agreement, and agree that the Shares issued upon exercise of the options covered thereby and my interest in them are subject to the provisions of the Stock Option Agreement and that I will take no action at any time to hinder operation of the Stock Option Agreement on those Shares or my interest in them.




Dated:                              ------------------------------------
                                    Name: